EXHIBIT 10.21

                                    GUARANTY AND SURETYSHIP
                                    -----------------------

GUARANTY  AND  SURETYSHIP  dated May __,  2005,  made and  executed by JOSEPH V.
ROBERTS, an adult individual.

The undersigned, intending to be legally bound, agree:

SECTION 1. INTERPRETATION
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1.1 DEFINED TERMS. The following terms shall have the following meanings:

COMPANIES.   Nutrition   Management  Services  Company,   The  Collegeville  Inn
Conference & Training Center and Apple Fresh Foods, Ltd.

EVENT OF DEFAULT. As that term is defined in subsection 5.1 of this Guaranty.

GUARANTEED  LIABILITIES.   Collectively,  all  present  and  future  liabilities
(whether  fixed,  contingent  or  otherwise) of the Companies to the Lender in a principal  amount  of up to  $3,000,000  as  evidenced  in the  Note,  the  Loan
Agreement or the Loan  Documents,  together  with all  interest  thereon (at the annual rates set forth therein) and all attorneys'  fees,  costs and expenses of collection incurred by the Lender in enforcing such liabilities.

GUARANTOR. Joseph V. Roberts.

GUARANTOR'S LIABILITIES.  All present and future liabilities of the Guarantor to the Lender under this Guaranty,  together with all reasonable  attorneys'  fees, costs and  expenses  of  collection  incurred  by the Lender in  enforcing  such liabilities, all of which shall not exceed $3,000,000 in the aggregate.

GUARANTY. This Guaranty and Suretyship, and any future amendments, modifications or supplements hereto or restatements hereof.

LENDER. Wilmington Trust of Pennsylvania.

LOAN  AGREEMENT.  Collectively,  any Loan  Agreement  between the Lender and the
Companies,  and any future amendments,  modifications or supplements  thereto or restatements thereof.

LOAN DOCUMENTS. As that term is defined in the Loan Agreement. Collectively, all promissory notes executed by the Companies in favor of Lender.

PROPERTY.   All  personal  property  of  the  Guarantor   (whether  tangible  or
intangible)  now or in the future in the possession or custody of, or in transit to, the Lender for any purpose, including safekeeping, collection or pledge, for the Guarantor's  account,  including,  without  limitation,  any debts which the
Lender might owe to the Guarantor.

1.2 OTHER  CAPITALIZED  TERMS. All capitalized  words and/or phrases not defined herein  which are defined in the Loan  Agreement  shall have the meanings set in the Loan Agreement.

1.3 OTHER TERMS. All terms not defined herein or in the Loan Agreement which are defined in the Pennsylvania  Uniform Commercial Code shall have the meanings set forth in the Pennsylvania Uniform Commercial Code.

1.4 OPTIONS.  The section and subsection  captions of this Guaranty are included for reference only and are not to be used in the construction of this Guaranty.

1.5 SEVERABILITY.  Any provision  contained in this Guaranty which is prohibited or  unenforceable  in  any  jurisdiction  shall,  as to  such  jurisdiction,  be ineffective  to the  extent  of such  prohibition  or  unenforceability  without invalidating  the  remaining  provisions  hereof,  and any such  prohibition  or
unenforceability   in  any   jurisdiction   shall  not   invalidate   or  render
unenforceable such provision in any other jurisdiction.

1.6 CONSTRUCTION. This Guaranty and the rights and obligations of the Lender and the Guarantor  under this Guaranty shall be governed and construed in accordance with the  domestic,  internal  laws (but not the law of the conflict of laws) of the Commonwealth of Pennsylvania.

SECTION 2. GUARANTY OF PAYMENT AND PERFORMANCE
           ------------------------------------

2.1  GUARANTY  OF  PAYMENT  AND  PERFORMANCE.   The  Guarantor  irrevocably  and
unconditionally  guarantees  to the  Lender,  and becomes a surety to the Lender for, the prompt payment when due, whether by acceleration or otherwise,  and the prompt  performance  of the  Guaranteed  Liabilities.  Notwithstanding  anything herein  to the  contrary,  Guarantor's  liability  hereunder  shall  not  exceed
$3,000,000.

2.2  CONTINUING  GUARANTY.  This  Guaranty  is and shall be  construed  to be an absolute and continuing guaranty of payment, regardless of the present or future composition  of the Companies,  and all of the  Guaranteed  Liabilities to which this Guaranty applies, or may apply under the terms and conditions hereof, shall be conclusively presumed to have been created in reliance hereon. Upon permanent reduction  of the  Guaranteed  Liabilities  in the  amount of Two  Million  Five
Hundred Thousand Dollars  ($2,500,000),  or if the Company shall maintain at all times at least Two Million Five Hundred  Thousand  ($2,500,000)  of cash or cash equivalents  (measured on a daily basis), prior to an Event of Default, the Bank shall release this Guaranty.

2.3 INVALIDITY, IRREGULARITY,  UNENFORCEABILITY, ETC. NO DEFENSE. No invalidity, irregularity  or  unenforceability  of, lack of prior  enforcement  of, delay in enforcement  of, or  failure  to  preserve  or  enforce,  any of the  Guaranteed
Liabilities  or of any  security for the payment of the  Guaranteed  Liabilities
(although  the  Lender's  rights  have been lost) shall  affect,  impair or be a defense to this Guaranty. This Guaranty is and shall remain a primary obligation of the Guarantor.

2.4 WAIVERS.  The Guarantor  waives  notice of acceptance of this  guarantee and presentment.

2.5 AMOUNTS  RECOVERED  FROM  LENDER.  If claim is ever made upon the Lender for repayment  or  recovery  of any  amount or  amounts  received  by the  Lender in payment,  or on account,  of any of the  Guaranteed  Liabilities  and the Lender
repays all or part of such amount by reason of:

(a) any judgment,  decree, or order of any court or  administrative  body having jurisdiction over the Lender or any of its property, or

(b) any  settlement or compromise of any such claim  effected by the Lender with any such claimant,

except to the extent such repayment  occurs  pursuant to litigation  between the
Companies or the Guarantor and the Lender,  the Guarantor  shall be and continue to remain  liable to the Lender  hereunder for the amount so repaid or recovered to the same extent as if such amount had never  originally  been received by the
Lender.

2.6 PLACE.  MODE OF PAYMENT.  The Guarantor  shall make all payments  under this
Guaranty  to the Lender at its  office at 795 E.  Lancaster  Avenue,  Villanova,
Pennsylvania  19805,  or at such place as the Lender may hereafter  designate in writing to the Guarantor. Payments shall be in lawful money of the United States of America in funds immediately available to the Lender.

SECTION 3. GUARANTEED LIABILITIES: LENDER ACTIONS
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The  Lender  may take any or all of the  following  actions at any time and from
time  to  time  without   notice  to  the  Guarantor,   without   incurring  any
responsibility   to  the  Guarantor  and  without  impairing  or  releasing  the
Guarantor's obligations under this Guaranty.

3.1 PAYMENT TERMS. The Lender may change the manner,  place or terms of payment, and/or  change  or  extend  the time of  payment  of,  renew or alter any of the
Guaranteed  Liabilities,  any security for the  Guaranteed  Liabilities,  or any
liability   incurred  directly  or  indirectly  in  respect  of  the  Guaranteed
Liabilities.

3.2 SECURITY. The Lender may sell, exchange, release,  surrender,  realize upon, or  otherwise  deal  with  in any  manner  and in any  order,  any  property  by whomsoever  at any time pledged or mortgaged to secure,  or howsoever  securing, the Guaranteed Liabilities, the Guarantor's Liabilities or any other liabilities incurred  directly or indirectly  with regard to the Guaranteed  Liabilities and the  Guarantor's  Liabilities,  and/or any offset  thereagainst.  The Lender may maintain its liens and security  interests on any and all property  until all of the guaranteed liabilities have been paid in full.

3.3 EXERCISE OF RIGHTS.  The Lender may exercise or refrain from  exercising any rights  against  the  Companies,  the  Guarantor  or others  arising  out of the
Guaranteed Liabilities or otherwise act or refrain from acting.

3.4  SETTLEMENTS.  The  Lender may settle or  compromise  any of the  Guaranteed
Liabilities,  any security for the  Guaranteed  Liabilities  or the  Guarantor's
Liabilities,  or any liability incurred directly or indirectly in respect of the
Guaranteed Liabilities or the Guarantor's  Liabilities,  and may subordinate the payment of all or any part of such  settlement  or  compromise to the payment of any liability of the Companies (whether or not then due) to the creditors of the
Companies other than the Lender and the Guarantor.

3.5 APPLICATION OF PAYMENTS. The Lender may apply any sums paid to the Lender by whomsoever  paid or  howsoever  realized  to any of the  Guaranteed  liabilities regardless of which of the Guaranteed Liabilities remain unpaid.

3.6  PARTICIPATIONS.  The  Lender  may grant  participations  in the  Guaranteed
Liabilities.

SECTION 4. LENDER'S LIEN
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4.1 LENDER'S  LIEN. The Guarantor  grants to the Lender as further  security for the payment of the Guaranteed Liabilities and/or the Guarantor's Liabilities,  a
lien upon and a right of setoff  with  respect  to any  deposit  account  of the
Guarantor  with the  Lender  and any other  debts that the Lender may owe to the
Guarantor  from time to time. The Lender may, upon the occurrence of an Event of
Default,  and at any time and from time to time  thereafter,  at its  option and without  notice,  appropriate  and  apply  toward  the  payment  of  any  of the
Guaranteed  Liabilities  and/or the Guarantor's  Liabilities the balance of each such deposit account of the Guarantor with, and each such claim of the Guarantor against, the Lender.

SECTION 5. EVENTS OF DEFAULT; REMEDIES
           ----------------------------

5.1 EVENTS OF DEFAULT.  The occurrence of anyone or more of the following  shall be deemed an Event of Default hereunder:

(a) Failure by any  Guarantor to pay any monies due under this  Guaranty  within five (5) days of demand by the Lender after an Event of Default under any of the
Loan Documents or Notes.

(b)  Failure  by the  Guarantor  to  observe  or  perform  any  other  covenant, condition, term, or provision contained in this Guaranty.

(c) The insolvency (however evidenced) of the Guarantor.

(d) Any material adverse change in the financial condition of the Guarantor.

(e) The issuance of any warrant, process or order of attachment,  garnishment or other lien  and/or the filing of alien in excess of $10,000 as a result  thereof against any property of the Guarantor.

(f) The  filing of the  Guarantor  of a  voluntary  petition  in  bankruptcy,  a voluntary petition or answer seeking reorganization, arrangement or readjustment of their debts or for any other  relief under the  Bankruptcy  Code or under any other  applicable  federal  or  state  bankruptcy,  insolvency,  reorganization, rehabilitation, or similar law, or the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Guarantor or for any substantial part of their  property,  or the making by any of them of any assignment for the benefit of creditors,  or the failure of any of the  Guarantor  generally to pay its debts as such debts become due, or the taking of any action by the Guarantor in furtherance of the foregoing.

(g) The filing of any involuntary  petition  against the Guarantor in bankruptcy or seeking  reorganization,  arrangement of readjustment of its debts or for any other relief under the Bankruptcy Code or under any other applicable  federal or state bankruptcy,  insolvency,  reorganization,  rehabilitation or other similar law,  or  the  involuntary  appointment  of a  receiver,  liquidator,  assignee, custodian,  trustee, sequestrator (or similar official) of the Guarantor, or any substantial  part of its property,  and the  continuance of any such event for a period of thirty (30) consecutive days undismissed, unbonded, or undischarged.

(h) Any  representation  or other statement made or delivered to Lender by or on behalf of the Guarantor is untrue or incomplete, in any material respect.

5.2 REMEDIES. Upon the occurrence of an Event of Default:

(a) the Lender may, at its option and without notice to the Guarantor,  make the
Guaranteed  Liabilities,  whether or not then due,  immediately  due and payable under this  Guaranty  as to the  Guarantor  and the Lender  shall be entitled to enforce the Guaranteed Liabilities against the Guarantor,

(b) the Lender, without notice to the Guarantor,  may transfer into its own name or that of its  nominee  any  Property,  may notify  any  obligor on any of such
Property  to make  payment to the Lender of any  amounts  due on such  Property, and/or take control of any proceeds of any of such Property,

(c) the Lender,  with ten (10) days prior  written  notice to the  Guarantor and without  advertisement or demand upon the Companies or the Guarantor or right of redemption  ( except as shall be  required by  applicable  statute and cannot be waived),  may sell, resell,  transfer and deliver all or part of the Property at any  brokers'  board or  exchange or at public or private  sale,  for cash or on credit or for future delivery, and in connection therewith may grant options and may impose reasonable conditions such as requiring any purchaser of any stock so sold to represent that such stock is purchased for investment purposes only, and upon each such sale the Lender, unless prohibited by provision of any applicable statute  which cannot be waived,  may purchase all or any part of the  Property, free from and discharged of all trusts, claims, right of redemption and equities of the Guarantor,

(d) the Lender may  exercise  any of its rights and  remedies  provided by a the laws of the Commonwealth of Pennsylvania or any other jurisdiction, and

THE  FOLLOWING  PARAGRAPH  CONTAINS A WARRANT OF  AUTHORITY  FOR AN  ATTORNEY TO
CONFESS JUDGMENT AGAINST THE GUARANTOR.  IN GRANTING THIS WARRANT OF ATTORNEY TO
CONFESS  JUDGMENT  AGAINST  THE  GUARANTOR,   THE  GUARANTOR  HEREBY  KNOWINGLY,
INTENTIONALLY  AND  VOLUNTARILY,  AND, ON THE ADVICE OF SEPARATE  COUNSEL OF THE
GUARANTOR,  UNCONDITIONALLY  WAIVES ANY AND ALL RIGHTS THE  GUARANTOR HAS OR MAY
HAVE TO PRIOR  NOTICE  AND AN  OPPORTUNITY  FOR  HEARING  UNDER  THE  RESPECTIVE
CONSTITUTIONS   AND  LAWS  OF  THE  UNITED  STATES  AND  THE   COMMONWEALTH   OF
PENNSYLVANIA.

(e) THE GUARANTOR HEREBY  IRREVOCABLY  AUTHORIZE AND EMPOWER ANY ATTORNEY OF ANY
COURT OF RECORD OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR AND CONFESS  JUDGMENT
WITHOUT  DECLARATION  FILED WITH COSTS OF SUIT RELEASE OF ERRORS WITHOUT STAY OF
EXECUTION AND WITH REASONABLE  ATTORNEYS' FEES AND DOES HEREBY VOLUNTARILY AGREE
THAT ANY REAL AND PERSONAL  PROPERTY  SUBJECT TO SUCH  JUDGMENT MAY BE SOLD ON A
WRIT AND HEREBY WAIVE AND RELEASE ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY
OR EXEMPTION LAWS OF ANY STATE NO IN FORCE OR HEREAFTER TO BE ENACTED. The power to enter judgment  against the Guarantor  shall not be exhausted by any exercise of the power and shall  continue  from time to time and at all times  until full payment of all  amounts  due under this  Guaranty.  For the  purpose of entering judgment,  this  Guaranty or a copy  hereof  verified  by  affidavit  shall be a sufficient warrant.

5.3 NO MARSHALLING,  ETC.,REQUIRED.  If in Event of Default shall have occurred, the Lender shall not be required to marshal any present or future  security for, or guarantees of, the Guaranteed Liabilities held by it or to resort to any such security or guarantees in any particular  order.  The Guarantor  waives,  to the fullest  extent it  lawfully  can,  (i) any right it might have to  require  the
Lender to pursue any particular  remedy before  proceeding  against it, and (ii)
any right to the benefit of, or to direct  application  of the  proceeds of, any collateral until the Guaranteed Liabilities have been paid in full.

5.4 LENDER'S  EXPENSES.  The  Guarantor  shall pay to the Lender all  reasonable costs and expenses,  including filing fees and attorneys' fees,  incurred by the
Lender in connection with the custody,  care,  preservation or collection of any of the  Property,  or in  any  proceedings  to  collect  any of the  Guarantor's
Liabilities.

5.5 APPLICATION OF FUNDS.  After  deducting all costs and expenses  described in subsection  5.4 of this  Guaranty,  the Lender  shall  apply the  balance of the proceeds  of any  sale  or  collection  to the  Guaranteed  Liabilities  and the
Guarantor shall continue to be liable for any  deficiency,  with interest at the annual rates set forth in the instruments evidencing those unpaid liabilities.

SECTION 6. MISCELLANEOUS
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6.1 WAIVERS.

(a) No delay by the  Lender  in  exercising,  of any or any  partial  or  single exercise of, any of its options,  powers or rights, shall constitute a waiver of such option, power or right.

(b) No  waiver  of any  of the  Lender's  rights  under  this  Guaranty,  and no amendment of this  Guaranty  shall be deemed to be made by the Lender  unless in writing and duly signed on behalf of the Lender.

(c) Any written  waiver shall apply only with  respect to the specific  instance involved and shall in no way impair the rights of the Lender or the  obligations of the Guarantor under this Guaranty in any other respect at any other time.

6.2 SERVICE OF PROCESS.  If the Lender brings any action or suit in any court of record of  Pennsylvania  or the United States to enforce any or all  Guarantor's
Liabilities  under  this  Guaranty,  service  of  process  may be made  upon the
Guarantor by mailing a copy of the summons to the Guarantor named in such action or suit.

6.3 SUBORDINATION. SUBROGATION.

(a) The Guarantor shall not collect or enforce, attempt to collect or enforce or receive any payment or property  from the Companies in respect of any present or future  obligation  of the  Companies  to the  Guarantor  until  the  Guaranteed
Liabilities have been paid.

(b) The Guarantor  shall not be subrogated to the rights of the Lender under any
Note or any Loan Documents executed in connection therewith as the result of any payment by, or  enforcement  of the  obligations  of, the  Guarantor  under this
Guaranty.

6.4 OTHER REPORTS.  The Guarantor  shall deliver to Lender any and all financial and other information reasonably requested by Lender.

6.5 NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be by mail,  overnight mail, sent by courier system,  telecopied or delivered,  addressed  as follows or to such other  address as may be  hereafter designated in writing by any of the following persons:

To the Lender:  Wilmington  Trust of Pennsylvania  795 E. Lancaster Ave, Suite 6
Villanova PA 19085-1517 Attention: Don Hans

The Guarantor: Joseph V. Roberts

All such notices and other  communications  shall be effective (i) if mailed, on the earlier of three (3) days after the date when mailed or when received;  (ii)
if sent by overnight delivery or sent by courier, or telecopy, when received; or
(iii) if delivered, when delivered.

6.6 LEGAL EFFECT.

(a) This  Guaranty  shall be binding  upon the  Guarantor,  his heirs,  personal representatives,  successors and assigns; provided, however, the Guarantor shall assign their duties or obligations under this Guaranty without the prior written consent of Bank.

(b) This Guaranty  shall be binding upon and, shall inure to the benefit of, the
Bank, its successors and assigns.

6.7 JOINT AND SEVERAL  LIABILITY.  Any Guarantor  signing this Guaranty shall be bound  hereby,  whether or not any other person signs this Guaranty at any time.
The term "Lender" includes any agent of the Lender acting for it.

6.8 WAIVER OF IMMUNITY.  The Guarantor  hereby  irrevocably and  unconditionally waive any right to claim immunity in respect of itself or any of its property or assets, including immunity from jurisdiction,  immunity from attachment prior to entry of judgment, immunity from attachment in aid of execution of judgment, and immunity from execution or judgment, all in respect of any legal suit, action or proceeding arising out of, or relating to, this Guaranty.  The Guarantor further agrees that any such suit,  action or proceeding may be instituted in the courts of the  Commonwealth of Pennsylvania or the United States District Court for the
Eastern District of Pennsylvania,  and irrevocably and unconditionally submit to the jurisdiction of any such court for such purpose.

6.9  REPRESENTATIONS  AND  WARRANTIES OF  GUARANTOR.  Guarantor  represents  and warrants to Lender that the  execution and delivery of, and  performance  by the
Guarantor  under this Guaranty will not violate or contravene  any provisions of any existing law, regulation or decree of any court,  governmental  authority or of any mortgage, indenture, security agreement,  contract,  undertaking or other agreement  to which the  Guarantor  are a party or which  purports to be binding upon it or any of its properties or assets,  and will not result in the creation or imposition of any lien, charge,  encumbrance on, or security interest in, any of its  properties or assets  pursuant to the  provisions of any such  mortgage, indenture, security agreement, contract, undertaking or other agreement.

6.10  WAIVER  OF TRIAL BY JURY.  Guarantor  agrees  that any  suit,  action,  or proceeding,  whether claim or counterclaim,  brought or instituted by the Lender or any  successor or assign of the Lender on or with respect to this Guaranty or any other Loan Document or which in any way relates,  directly or indirectly, to this Guaranty or any event, transaction,  or occurrence arising out of or in any way  pertaining  to this  Guaranty,  or the dealings of the parties with respect thereto,  shall be tried  only by a court  and not by a jury.  GUARANTOR  HEREBY
EXPRESSLY  WAIVES  ANY  RIGHT TO A TRIAL BY JURY IN ANY SUCH  SUIT,  ACTION,  OR
PROCEEDING.  THE  GUARANTOR  ACKNOWLEDGES  AND  AGREES  THAT THIS  SECTION  IS A
SPECIFIC  AND  MATERIAL  ASPECT OF THIS  GUARANTY  AND THAT THE LENDER WOULD NOT
CONTINUE THE AVAILABILITY OF THE LOANS IF THIS WAIVER OF JURY TRIAL SECTION WERE
NOT A PART OF THIS GUARANTY.

6.11   CONSTRUCTION.   The  domestic   internal  laws  of  the  Commonwealth  of
Pennsylvania  shall  govern and control  the  construction,  enforceability  and interpretation of this Guaranty.

IN WITNESS WHEREOF,  and intending to be legally bound hereby, the Guarantor has executed this Guaranty the day and year first above written.

Witness: /s/ Joseph V. Roberts     (SEAL)
         ---------------------
         Joseph V. Roberts